UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the annual meeting of shareholder of Unum Group (the “Company”) held on May 23, 2013 (the “Annual Meeting”), shareholders approved the Company’s Annual Incentive Plan (the “Plan”). A description of the principal features of the Plan is set forth under the heading “Approval of the Annual Incentive Plan” on pages 88 through 91 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2013, which description is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Annual Meeting, the Company’s shareholders adopted an Amended and Restated Certificate of Incorporation to provide for the elimination of the classification of the Board of Directors (the “Board”) over a three-year period beginning in 2014. The Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of Delaware on May 23, 2013. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On May 23, 2013, the Board, acting upon the recommendation of the Governance Committee, adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 23, 2013. Set forth below is a description of the amendments, which is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

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Article II, Sections 2 and 3 have been amended to provide the Board with explicit authority to postpone, reschedule or cancel meetings of shareholders previously scheduled by the Board, to contemplate the holding of meetings by means of remote communications and to provide that meeting notices may need to be given within time periods prescribed by law or Company documents, rather than anytime within 10 to 60 days before the meeting.

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Article II, Section 4 has been amended to authorize the chairman of a meeting of shareholders to adjourn the meeting, whether or not a quorum is present, and to provide that shareholders present at a meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

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Article II, Section 5 has been amended to emphasize that the voting standard generally applicable to items of business brought before a meeting of shareholders does not apply to the election of directors, which is governed by Article III, Section 1 of the Bylaws.

•	Article II, Section 6 has been amended to clarify the persons to whom certain requirements apply for proper submission of notice of business to be brought before a meeting.

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Article II, Section 9 has been amended to clarify that the chairman of a meeting of shareholders has authority to determine and declare whether any nominations or other business was not properly brought before the meeting, and to add a new subsection relating to the appointment of inspectors of election for meetings of shareholders.

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Article III, Section 1 has been amended to define when director elections are contested, to conform with declassification amendments adopted under the Company’s Amended and Restated Certificate of Incorporation, to clarify the procedure for the submission of resignations for any incumbent director who does not receive the requisite vote in a non-contested election, and to provide that, under the voting standard that applies in the case of a non-contested election, broker non-votes, like abstentions, will not count as a vote “for” or “against” a director.

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Article III, Section 2 has been amended to require that shareholder notices of proposed director nominees describe interests in any principal competitor of the Company and include the written consent of a proposed nominee to abide by the Company’s corporate governance and confidentiality policies, if elected, and not to enter into any voting agreement related to the Company.

•	Article III, Section 3 has been amended to indicate that vacancies and newly created directorships will be filled in the manner prescribed in the Amended and Restated Certificate of Incorporation.

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Article III, Section 6 has been amended to clarify that, at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

•	Article III, Section 9 has been amended to remove a Board resolution requirement that no longer applies to the Company.

•	Article IV, Section 2 has been amended to clarify that the removal of an officer is without prejudice to the rights of the Company under any contract to which the officer is a party.

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Article V, Section 5 has been amended to clarify procedures relating to the fixing of record dates by the Board, including with respect to separate record dates for determining shareholders entitled to notice of a meeting of shareholders and those entitled to vote at the meeting.

•	Article VIII, Sections 1 and 2 have been amended to clarify that the indemnification and advancement rights are to the fullest extent not prohibited by applicable law.

•	Article VIII, Section 5 has been amended to revise and clarify the procedure for indemnification and advancement claims.

•	In various sections of the Bylaws, amendments were made to more closely track applicable statutory language and to provide for gender neutrality and other non-substantive changes.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 23, 2013. Matters submitted to shareholders at the Annual Meeting and voting results were as follows:

Item 1 – Election of Directors. The Company’s shareholders elected the four director nominees listed below for three-year terms expiring in 2016, based upon the following voting results:

Nominee	For	Against	Abstained	Broker Non-Votes
E. Michael Caulfield	229,844,635	585,706	184,093	8,740,067
Ronald E. Goldsberry	227,158,249	3,271,462	184,159	8,740,067
Kevin T. Kabat	223,671,378	6,757,320	184,581	8,740,067
Michael J. Passarella	229,970,895	459,926	183,613	8,740,067

Also continuing as directors of the Company after the meeting were: Pamela H. Godwin, Timothy F. Keaney, Thomas Kinser, Gloria C. Larson, A. S. (Pat) MacMillan, Jr., Edward J. Muhl, William J. Ryan and Thomas R. Watjen.

Item 2 – Adoption of Amended and Restated Certificate of Incorporation to Declassify the Board of Directors. The Company’s shareholders adopted an Amended and Restated Certificate of Incorporation to declassify the Board of Directors, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
229,582,613	503,151	528,238	8,740,499

Item 3 – Advisory Vote to Approve Executive Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
174,843,695	55,357,056	413,682	8,740,067

Item 4 – Vote on Approval of the Annual Incentive Plan. The Company’s shareholders approved the Company’s Annual Incentive Plan, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
223,546,179	6,818,269	249,553	8,740,499

Item 5 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
237,013,458	2,172,167	168,876	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

3.1	Amended and Restated Certificate of Incorporation of Unum Group, effective May 23, 2013.

3.2	Amended and Restated Bylaws of Unum Group, effective May 23, 2013.

10.1	Annual Incentive Plan of Unum Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group (Registrant)

Date: May 24, 2013	By:	/s/ Susan N. Roth
		Name:	Susan N. Roth
		Title:	Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Unum Group, effective May 23, 2013.

3.2	Amended and Restated Bylaws of Unum Group, effective May 23, 2013.

10.1	Annual Incentive Plan of Unum Group.